EATON VANCE BUILD AMERICA BOND FUND
Supplement to Statement of Additional Information dated February 1, 2015

1.

The following replaces the second paragraph and accompanying table in “Portfolio Managers.” under “Investment Advisory and Administrative Services”:

The following table shows the dollar range of equity securities beneficially owned in the Fund by its portfolio manager(s) as of the Fund’s most recent fiscal year ended September 30, 2014 and in the Eaton Vance family of funds as of December 31, 2014.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in the Eaton Vance Family of Funds
Craig R. Brandon	$500,001 - $1,000,000	over $1,000,000
Cynthia J. Clemson	$1 - $10,000	over $1,000,000

February 9, 2015